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                                                                     EXHIBIT 3.6

                                 S1 CORPORATION

                           AMENDED AND RESTATED BYLAWS

                       ----------------------------------

                                  ADOPTED AS OF

                               SEPTEMBER 25, 1998

                                AND AMENDED AS OF

                                NOVEMBER 8, 1999,

                               FEBRUARY 23, 2000,

                                JUNE 6, 2000 AND

                                FEBRUARY 14, 2006

                       ----------------------------------

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                                TABLE OF CONTENTS

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1. OFFICES...........................................................................................      1
      1.1. Registered Office.........................................................................      1
      1.2. Other Offices.............................................................................      1
2. MEETINGS OF SHAREHOLDERS..........................................................................      1
      2.1. Place of Meetings.........................................................................      1
      2.2. Annual Meetings...........................................................................      2
      2.3. Special Meetings..........................................................................      2
      2.4. Notice of Meetings........................................................................      3
      2.5. Waivers of Notice.........................................................................      3
      2.6. Business at Special Meetings..............................................................      4
      2.7. List of Shareholders......................................................................      4
      2.8. Quorum at Meetings........................................................................      4
      2.9. Voting and Proxies........................................................................      5
      2.10. Required Vote............................................................................      5
      2.11. Action Without a Meeting.................................................................      5
3. DIRECTORS.........................................................................................      6
      3.1. Powers....................................................................................      6
      3.2. Number and Election.......................................................................      6
      3.3. Nomination of Directors...................................................................      7
      3.4. Vacancies.................................................................................      8
      3.5. Meetings..................................................................................      9
               3.5.1. Regular Meetings...............................................................      9
               3.5.2. Special Meetings...............................................................      9
               3.5.3. Telephone Meetings.............................................................      9
               3.5.4. Action Without Meeting.........................................................      9
               3.5.5. Waiver of Notice of Meeting....................................................      9
      3.6. Quorum and Vote at Meetings...............................................................     10
      3.7. Committees of Directors...................................................................     10
      3.8. Compensation of Directors.................................................................     10
4. OFFICERS..........................................................................................     10
      4.1. Positions.................................................................................     10
      4.2. Chairman..................................................................................     11
      4.3. Chief Executive Officer...................................................................     11
      4.4. President.................................................................................     11
      4.5. Vice President............................................................................     11
      4.6. Secretary.................................................................................     11
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
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      4.7. Assistant Secretary.......................................................................     12
      4.8. Treasurer.................................................................................     12
      4.9. Assistant Treasurer.......................................................................     12
      4.10. Term of Office...........................................................................     12
      4.11. Compensation.............................................................................     12
      4.12. Fidelity Bonds...........................................................................     13
5. CAPITAL STOCK.....................................................................................     13
      5.1. Certificates of Stock; Uncertificated Shares..............................................     13
      5.2. Lost Certificates.........................................................................     13
      5.3. Record Date...............................................................................     14
               5.3.1. Actions by Shareholders........................................................     14
               5.3.2. Payments.......................................................................     14
      5.4. Shareholders of Record....................................................................     15
6. INSURANCE.........................................................................................     15
7. GENERAL PROVISIONS................................................................................     15
      7.1. Inspection of Books and Records...........................................................     15
      7.2. Dividends.................................................................................     15
      7.3. Reserves..................................................................................     16
      7.4. Execution of Instruments..................................................................     16
      7.5. Fiscal Year...............................................................................     16
      7.6. Seal......................................................................................     16

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                           AMENDED AND RESTATED BYLAWS

                                       OF

                                 S1 CORPORATION

1.    OFFICES

      1.1.  REGISTERED OFFICE

            The initial registered office of the Corporation shall be in Wilmington, Delaware, and the initial registered agent in charge thereof shall be Corporation Service Company.

      1.2.  OTHER OFFICES

            The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2.    MEETINGS OF SHAREHOLDERS

      2.1.  PLACE OF MEETINGS

            All meetings of the shareholders shall be held at such place as may be fixed from time to time by or upon the authority of the Board of Directors.

      2.2   ANNUAL MEETINGS(1)

            The Corporation shall hold annual meetings of shareholders, commencing with the year 1999, on such date and at such time as shall be designated from time to time by the Board of Directors, at which shareholders shall elect a Board of Directors and transact only such other business as may properly be brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder.

---------
(1) This Section 2.2 shall be effective until the 2006 annual meeting of shareholders.

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            For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 45 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.2. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that a matter of business was not properly brought before the meeting in accordance with the provisions of this Section 2.2, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

      2.2.  ANNUAL MEETINGS(2)

      The Corporation shall hold annual meetings of shareholders on such date and at such time as shall be designated from time to time by the Board of Directors, at which shareholders shall elect a Board of Directors and transact only such other business as may properly be brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder.

      For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation, provided that such business is a proper matter for shareholder action under the General Corporation Law of Delaware. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal

----------
(2) This Section 2.2 shall be effective immediately following the 2006 annual meeting of shareholders.

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executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the prior year's meeting; provided, however, that in the event that (i) the date of the annual meeting is more than 60 days prior to or more than 60 days after such anniversary date, and (ii) less than 60 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.2. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that a matter of business was not properly brought before the meeting in accordance with the provisions of this Section 2.2, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

      2.3.  SPECIAL MEETINGS

            Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute may be called at any time by the Chairman of the Board of Directors, the President, or a majority of the Board of Directors.

      2.4.  NOTICE OF MEETINGS

            Notice of any meeting of shareholders, stating the place, date and hour of the meeting, and (if it is a special meeting) the purpose or purposes for which the meeting is called, shall be given to each shareholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, Section 222 (or any successor section) of the Delaware General Corporation Law.

      2.5.  WAIVERS OF NOTICE

            Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing and

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delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a shareholder at a meeting shall constitute a waiver of notice (1) of such meeting, except when the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (2) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter at the beginning of the meeting.

      2.6.  BUSINESS AT SPECIAL MEETINGS

            Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law or these Bylaws).

      2.7.  LIST OF SHAREHOLDERS

            After the record date for a meeting of shareholders has been fixed, at least ten days before such meeting, the officer who has charge of the stock ledger of the Corporation shall make a list of all shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place in the city where the meeting is to be held, which place is to be specified in the notice of the meeting, or at the place where the meeting is to be held. Such list shall also, for the duration of the meeting, be produced and kept open to the examination of any shareholder who is present at the time and place of the meeting.

      2.8.  QUORUM AT MEETINGS

            Shareholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or by the Certificate of Incorporation, the holders of one-third of the shares issued and outstanding and entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business. Once a share is represented for any purpose at a meeting (other than solely to object (1) to holding the meeting or transacting business at the meeting, or (2) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a

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new record date is or must be set for the adjourned meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time.

      2.9.  VOTING AND PROXIES

            Unless otherwise provided in the Delaware General Corporation Law or in the Corporation's Certificate of Incorporation, and subject to the other provisions of these Bylaws, each shareholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation's capital stock that has voting power and that is held by such shareholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

      2.10. REQUIRED VOTE

            If a quorum exists, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Certificate of Incorporation or applicable law requires a greater number of affirmative votes (in which case such different requirement shall apply). Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election (provided a quorum exists), and the election of directors need not be by written ballot.

      2.11. ACTION WITHOUT A MEETING

            Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by persons who would be entitled to vote at a meeting and who hold shares having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted. The action must be evidenced by one or more written consents describing the action taken, signed by the shareholders entitled to take action without a meeting, and delivered to the Corporation for inclusion in the minute book. No consent shall be effective to take the corporate action specified unless the number of consents required to take such action are delivered to the Corporation within sixty days of the delivery of the earliest-dated consent. All shareholders entitled to vote on the record date of such written consent who do not participate in taking the action shall be given written notice thereof in accordance with the Delaware General Corporation Law.

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3.    DIRECTORS

      3.1.  POWERS

            The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation, these Bylaws, or agreements among shareholders which are otherwise lawful.

      3.2.  NUMBER AND ELECTION

            The number of directors which shall constitute the whole Board shall not be fewer than four nor more than fifteen. The first Board shall consist of four. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors.

      3.3   NOMINATION OF DIRECTORS(3)

            (a) The Board of Directors shall nominate candidates to stand for election as directors; and other candidates also may be nominated by any Corporation shareholder as provided in Section 3.3(b) below. The directors shall be elected at the annual meeting of the shareholders, except as provided in
Section 3.4 hereof, and each director elected shall hold office until such director's successor is elected and qualified or until the director's earlier resignation or removal. Directors need not be shareholders.

            (b) Only persons who are nominated in accordance with the procedures set forth in this Section 3.3 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3.3(b). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 45 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following

-------------
(3) This Section 3.3 shall be effective until the 2006 annual meeting of shareholders.

the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving notice (i) the name and address, as they appear in the Corporation's books, of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.3. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

      3.3.  NOMINATION OF DIRECTORS(4)

            (a) The Board of Directors shall nominate candidates to stand for election as directors; and other candidates also may be nominated by any Corporation shareholder as provided in Section 3.3(b) below. The directors shall be elected at the annual meeting of the shareholders, except as provided in
Section 3.4 hereof, and each director elected shall hold office until such director's successor is elected and qualified or until the director's earlier resignation or removal. Directors need not be shareholders.

            (b) Only persons who are nominated in accordance with the procedures set forth in this Section 3.3 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3.3(b).

---------------
(4) This Section 3.3 shall be effective immediately following the 2006 annual meeting of shareholders.

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Such nominations, other than those made by or at the direction of the Board of
Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the prior year's meeting; provided, however, that in the event that (i) the date of the annual meeting is more than 60 days prior to or more than 60 days after such anniversary date, and (ii) less than 60 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving notice (i) the name and address, as they appear in the Corporation's books, of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.3. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

      3.4.  VACANCIES

            Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the shareholders or by a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. Each director so chosen shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor is elected and qualified, or until the director's earlier resignation or removal. In the event that one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors, and until such director's successor is elected and qualified, or until the director's earlier resignation or removal.

      3.5.  MEETINGS

            3.5.1. REGULAR MEETINGS

            Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

            3.5.2. SPECIAL MEETINGS

            Special meetings of the Board may be called by a majority of the Board of Directors on one day's notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission, and on five days' notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

            3.5.3. TELEPHONE MEETINGS

            Members of the Board of Directors may participate in a meeting of the Board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

            3.5.4. ACTION WITHOUT MEETING

            Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

            3.5.5. WAIVER OF NOTICE OF MEETING

            A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

      3.6.  QUORUM AND VOTE AT MEETINGS

            At all meetings of the Board, a quorum of the Board of Directors consists of a majority of the total number of directors prescribed pursuant to
Section 3.2 of these Bylaws (or, if no number is prescribed, the number in office immediately before the meeting begins). The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.

      3.7.  COMMITTEES OF DIRECTORS

            The Board of Directors may by resolution create one or more committees and appoint members of the Board of Directors to serve on the committees at the pleasure of the Board of Directors. To the extent specified in a resolution adopted by the Board of Directors, each committee may exercise the full authority of the Board of Directors, except as limited by Section 141 (or any successor section) of the Delaware General Corporation Law. All provisions of the Delaware General Corporation Law and these Bylaws relating to meetings, action without meetings, notice (and waiver thereof), and quorum and voting requirements of the Board of Directors apply, as well, to such committees and their members.

      3.8.  COMPENSATION OF DIRECTORS

            The Board of Directors shall have the authority to fix the compensation of directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

4.    OFFICERS

      4.1.  POSITIONS

            The officers of the Corporation shall be a Chairman, a Chief Executive Officer, a President, a Secretary and a Treasurer, and such other officers as the Board of Directors (or an officer authorized by the Board of Directors) from time to time may appoint, including one or more Vice Chairmen, Executive Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall exercise such powers and perform such duties as shall be set forth below and such other powers and duties as from time to time may be specified by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the duties of such other officers. Any number of offices may be held by the same person, except that in no event shall the President and the Secretary be the same person. Each of the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer and/or any Vice President may execute bonds, mortgages and other documents under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

      4.2.  CHAIRMAN

            The Chairman shall (when present) preside at all meetings of the Board of Directors and shareholders, and shall ensure that all orders and resolutions of the Board of Directors and shareholders are carried into effect. The Chairman may be the Chief Executive Officer of the Corporation.

      4.3.  CHIEF EXECUTIVE OFFICER

            The Chief Executive Officer shall have overall responsibility and authority for management of the operations of the Corporation (subject to the authority of the Board of Directors), shall (in the absence of the Chairman and the Vice Chairman) preside at all meetings of the Board of Directors and shareholders, and shall ensure that all orders and resolutions of the Board of Directors and shareholders are carried into effect.

      4.4.  PRESIDENT

            The President may be the chief operating officer of the Corporation and shall have full responsibility and authority for management of the day-to-day operations of the Corporation, subject to the authority of the Board of Directors and the Chairman.

      4.5.  VICE PRESIDENT

            In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President.

      4.6.  SECRETARY

            The Secretary shall have responsibility for preparation of minutes of meetings of the Board of Directors and of the shareholders and for authenticating records of the Corporation. The Secretary shall give, or cause to be given, notice of

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all meetings of the shareholders and special meetings of the Board of Directors.
The Secretary or an Assistant Secretary may also attest and apply the seal to all instruments signed by any other officer of the Corporation.

      4.7.  ASSISTANT SECRETARY

            The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary.

      4.8.  TREASURER

            The Treasurer may be the chief financial officer of the Corporation and shall have responsibility for the custody of the corporate funds and securities and shall see to it that full and accurate accounts of receipts and disbursements are kept in books belonging to the Corporation. The Treasurer shall render to the Chairman, the Chief Executive Officer, the President, and the Board of Directors, upon request, an account of all financial transactions and of the financial condition of the Corporation.

      4.9.  ASSISTANT TREASURER

            The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer.

      4.10. TERM OF OFFICE

            The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors.

      4.11. COMPENSATION

            The compensation of officers of the Corporation shall be fixed by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the compensation of such other officers.

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      4.12. FIDELITY BONDS

            The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.    CAPITAL STOCK

      5.1.  CERTIFICATES OF STOCK; UNCERTIFICATED SHARES

            The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the Chairman, President or any Vice President, and by the Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

      5.2.  LOST CERTIFICATES

            The Board of Directors, Chairman, President or Secretary may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, the Board or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the Board or such officer shall require and/or to give the Corporation a bond, in such sum as the Board or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

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      5.3.  RECORD DATE

            5.3.1. ACTIONS BY SHAREHOLDERS

            In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders (or to take any other action), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be less than 10 nor more than 60 days before the meeting or action requiring a determination of shareholders.

            In order that the Corporation may determine the shareholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

            A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date.

            If no record date is fixed by the Board of Directors, the record date shall be at the close of business on the day next preceding the day on which notice is given, or if notice is not required or is waived, at the close of business on the day next preceding the day on which the meeting is held or such other action is taken, except that (if no record date is established by the Board of Directors) the record date for determining shareholders entitled to consent to corporate action without a meeting is the first date on which a shareholder delivers a signed written consent to the Corporation for inclusion in the minute book.

            5.3.2. PAYMENTS

            In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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

      5.4.  SHAREHOLDERS OF RECORD

            The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware General Corporation Law.

6.    INSURANCE

            The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) against liability asserted against or incurred by such person in such capacity or arising from such person's status as such (whether or not the Corporation would have the power to indemnify such person against the same liability).

7.    GENERAL PROVISIONS

      7.1.  INSPECTION OF BOOKS AND RECORDS

            Any shareholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

      7.2.  DIVIDENDS

            The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.

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      7.3.  RESERVES

            The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

      7.4.  EXECUTION OF INSTRUMENTS

            All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

      7.5.  FISCAL YEAR

            The fiscal year of the Corporation shall be December 31 of each year.

      7.6.  SEAL

            The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

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